LIMITED POWER OF ATTORNEY
TO EXECUTE REGISTRATION STATEMENTS

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints the President, Treasurer, and/or Chief Compliance Officer of YCG Funds, or any of them as the situation may require, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute any and all pre- and/or post-effective amendments to the Registration Statement on Form N-1A of YCG Funds, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Given and signed on this 10th day of December, 2012.

/s/ Jeffrey R. Harbach________________
JEFFREY R. HARBACH

LIMITED POWER OF ATTORNEY
TO EXECUTE REGISTRATION STATEMENTS

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints the President, Treasurer, and/or Chief Compliance Officer of YCG Funds, or any of them as the situation may require, for him and in his name, place and stead, in any and all capacities, to execute any and all pre- and/or post-effective amendments to the Registration Statement on Form N-1A of YCG Funds, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Given and signed on this 10th day of December, 2012.

/s/ William D. Kruger_________________
WILLIAM D. KRUGER

LIMITED POWER OF ATTORNEY
TO EXECUTE REGISTRATION STATEMENTS

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints the President, Treasurer, and/or Chief Compliance Officer of YCG Funds, or any of them as the situation may require, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute any and all pre- and/or post-effective amendments to the Registration Statement on Form N-1A of YCG Funds, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Given and signed on this 10th day of December, 2012.

/s/ Rory M. McDonald_________________
RORY M. MCDONALD

LIMITED POWER OF ATTORNEY
TO EXECUTE REGISTRATION STATEMENTS

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints the President, Treasurer, and/or Chief Compliance Officer of YCG Funds, or any of them as the situation may require, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute any and all pre- and/or post-effective amendments to the Registration Statement on Form N-1A of YCG Funds, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Given and signed on this 10th day of December, 2012.

/s/ Travis E. Oliphant____________________
TRAVIS E. OLIPHANT

LIMITED POWER OF ATTORNEY
TO EXECUTE REGISTRATION STATEMENTS

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints the President, Treasurer, and/or Chief Compliance Officer of YCG Funds, or any of them as the situation may require, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to execute any and all pre- and/or post-effective amendments to the Registration Statement on Form N-1A of YCG Funds, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Given and signed on this 10th day of December, 2012.

/s/ Brian Yacktman_____________________
BRIAN YACKTMAN